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                                                                   EXHIBIT 3.2

                                     BYLAWS

                                       OF

                         SUMMIT HOLDING SOUTHEAST, INC.

                                                 ADOPTED AS OF NOVEMBER   , 1996
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                         SUMMIT HOLDING SOUTHEAST, INC.

                                     BYLAWS

                               TABLE OF CONTENTS

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ARTICLE ONE -- OFFICES AND AGENT
     Section 1.1  Registered Office and Agent...........................................
     Section 1.2  Other Offices.........................................................
ARTICLE TWO -- SHAREHOLDERS' MEETINGS
     Section 2.1  Place of Meetings.....................................................
     Section 2.2  Annual Meetings.......................................................
     Section 2.3  Special Meetings......................................................
     Section 2.4  Notice of Meetings....................................................
     Section 2.5  Quorum................................................................
     Section 2.6  Vote Required for Action..............................................
     Section 2.7  Voting of Shares......................................................
     Section 2.8  Proxies...............................................................
     Section 2.9  Presiding Officer.....................................................
     Section 2.10 Adjournments..........................................................
     Section 2.11 Matter to be Acted Upon at Shareholder Meetings.......................
ARTICLE THREE -- THE BOARD OF DIRECTORS
     Section 3.1  General Powers........................................................
     Section 3.2  Number, Election, Term of Office and Removal..........................
     Section 3.3  Vacancies.............................................................
     Section 3.4  Compensation..........................................................
ARTICLE FOUR -- MEETINGS OF THE BOARD OF DIRECTORS
     Section 4.1  Regular Meetings......................................................
     Section 4.2  Special Meetings......................................................
     Section 4.3  Place of Meetings.....................................................
     Section 4.4  Notice of Meetings....................................................
     Section 4.5  Quorum................................................................
     Section 4.6  Vote Required for Action..............................................
     Section 4.7  Participation by Conference Telephone.................................
     Section 4.8  Action by Directors Without a Meeting.................................
     Section 4.9  Adjournments..........................................................
     Section 4.10 Committees of the Board of Directors..................................
ARTICLE FIVE -- MANNER OF NOTICE AND WAIVER AS TO SHAREHOLDERS AND
                      DIRECTORS
     Section 5.1  Procedure.............................................................
     Section 5.2  Waiver................................................................
ARTICLE SIX -- OFFICERS
     Section 6.1  Number................................................................
     Section 6.2  Election and Term.....................................................
     Section 6.3  Compensation..........................................................
     Section 6.4  Chairman of the Board.................................................
     Section 6.5  President.............................................................
     Section 6.6  Vice Presidents.......................................................
     Section 6.7  Secretary.............................................................
     Section 6.8  Treasurer.............................................................
     Section 6.9  Bonds.................................................................
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ARTICLE SEVEN -- SHARES
     Section 7.1  Share Certificates....................................................
     Section 7.2  Rights of Corporation With Respect to Registered Owners...............
     Section 7.3  Transfers of Shares...................................................
     Section 7.4  Duty of Corporation to Register Transfer..............................
     Section 7.5  Lost, Stolen or Destroyed Certificates................................
     Section 7.6  Fixing of Record Date With Regard to Shareholder Action...............
ARTICLE EIGHT -- INDEMNIFICATION
     Section 8.1  Definitions...........................................................
     Section 8.2  Basic Indemnification Arrangement.....................................
     Section 8.3  Advances for Expenses.................................................
     Section 8.4  Court-Ordered Indemnification and Advances for Expenses...............
     Section 8.5  Authorization of and Determination of Entitlement to
                  Indemnification.......................................................
     Section 8.6  Indemnification of Officers, Employees and Agents.....................
     Section 8.7  Limits on Indemnification.............................................
     Section 8.8  Liability Insurance...................................................
     Section 8.9  Witness Fees..........................................................
     Section 8.10 Report to Shareholders................................................
     Section 8.11 Security for Indemnification Obligations..............................
     Section 8.12 No Duplication of Payments............................................
     Section 8.13 Subrogation...........................................................
     Section 8.14 Contract Rights.......................................................
     Section 8.15 Specific Performance..................................................
     Section 8.16 Non-exclusivity, Etc..................................................
     Section 8.17 Amendments............................................................
     Section 8.18 Severability..........................................................
ARTICLE NINE -- CONTRACTS, CHECKS, BANK ACCOUNTS, ETC.
     Section 9.1  Contracts, etc., How Executed.........................................
     Section 9.2  Loans.................................................................
     Section 9.3  Checks, Drafts, etc...................................................
     Section 9.4  Deposits..............................................................
     Section 9.5  General and Special Bank Accounts.....................................
ARTICLE TEN -- MISCELLANEOUS
     Section 10.1 Inspection of Books and Records.......................................
     Section 10.2 Fiscal Year...........................................................
     Section 10.3 Corporate Seal........................................................
     Section 10.4 Annual Financial Statements...........................................
     Section 10.5 Conflict With Articles of Incorporation...............................
ARTICLE ELEVEN -- AMENDMENTS
     Section 11.1 Power to Amend Bylaws.................................................
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                                  ARTICLE ONE

                               OFFICES AND AGENT

     Section 1.1 Registered Office and Agent. Summit Holding Southeast, Inc. (the "Corporation") shall maintain a registered office in the State of Florida at such location as may be approved from time to time by the Board of Directors, and shall have a registered agent approved by the Board of Directors.

     Section 1.2 Other Offices. In addition to its registered office, the Corporation may have offices at any other place or places, within or without the State of Florida, as the Board of Directors may from time to time select or as the business of the Corporation may require or make desirable.

                                  ARTICLE TWO

                             SHAREHOLDERS' MEETINGS

     Section 2.1 Place of Meetings. Meetings of shareholders may be held at any place within or without the State of Florida as set forth in the notice thereof or in the event of a meeting held pursuant to waiver of notice, as set forth in the waiver, or if no place is so specified, at the principal office of the Corporation.

     Section 2.2 Annual Meetings. The annual meeting of shareholders shall be held on a day to be determined by the Board of Directors for the purpose of electing directors and transacting any and all business that may properly come before the meeting. Any business, including the election of directors, that might properly have been acted upon at that meeting may be acted upon at a special meeting, in lieu of the annual meeting, held pursuant to these Bylaws or held pursuant to a court order.

     Section 2.3 Special Meetings. Special meetings of shareholders or a special meeting in lieu of the annual meeting of shareholders may be called at any time by the Board of Directors or the President. In addition, special meetings of shareholders or a special meeting in lieu of the annual meeting of shareholders shall be called by the Corporation upon the written request of the shareholders in accordance with the terms set forth in the Articles of Incorporation.

     Section 2.4 Notice of Meetings. Unless waived as contemplated in Section 5.2, a notice of each meeting of shareholders stating the date, time and place of the meeting shall be given not less than ten (10) days nor more than sixty
(60) days before the date thereof, by or at the direction of the President, the Secretary, or the officer or persons calling the meeting, to each shareholder entitled to vote at that meeting. In the case of an annual meeting, the notice need not state the purpose or purposes of the meeting unless the Articles of Incorporation or the Florida Business Corporation Act (the "Act") requires the purpose or purposes to be stated in the notice of the meeting. In the case of a special meeting, including a special meeting in lieu of an annual meeting, the notice of meeting shall state the purpose or purposes for which the meeting is called.

     Section 2.5 Quorum. With respect to any action requiring shareholder approval at a meeting of shareholders, the presence, in person or by proxy, of a majority of the votes entitled to be cast on the matter shall constitute a quorum for action on that matter unless the Articles of Incorporation or the Act provides otherwise. Once a share is represented for any purpose at a meeting, other than solely to object to holding the meeting or to transacting business at the meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of the meeting unless a new record date is or must be set for the adjourned meeting pursuant to Section 7.6 of these Bylaws.

     Section 2.6 Vote Required for Action. Action on a matter by the shareholders is approved if a quorum exists and the votes cast favoring the action exceed the votes cast opposing the action, unless the Articles of Incorporation, provisions of these Bylaws or the Act requires a greater number of affirmative votes.

     Section 2.7 Voting of Shares. Unless the Articles of Incorporation, these Bylaws or the Act provides otherwise, each outstanding share having voting rights shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders. Voting on all matters shall be by voice vote or by show of hands unless any qualified voter, prior to the voting on any matter, demands vote by ballot, in which case each ballot shall
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state the name of the shareholder voting and the number of shares voted by him, and if the ballot be cast by proxy, it shall also state the name of the proxy.

     Section 2.8 Proxies.  A shareholder entitled to vote pursuant to Section
2.7 may vote in person or by proxy pursuant to an appointment of proxy executed in writing by the shareholder or by his attorney-in-fact. An appointment of proxy shall be valid for only one meeting to be specified therein, and any adjournments of such meeting, but shall not be valid for more than eleven months unless expressly provided therein. Appointments of proxy shall be dated and filed with the records of the meeting to which they relate. If the validity of any appointment of proxy is questioned, it must be submitted to the secretary of the meeting of shareholders for examination or to a proxy officer or committee appointed by the person presiding at the meeting. The secretary of the meeting or, if appointed, the proxy officer or committee, shall determine the validity or invalidity of any appointment of proxy submitted and reference by the secretary in the minutes of the meeting to the validity of an appointment of proxy shall be received as prima facie evidence of the facts stated for the purpose of establishing the presence of a quorum at the meeting and for all other purposes.

     Section 2.9 Presiding Officer. The Chairman of the Board shall serve as the chairman of every meeting of shareholders unless another person is elected by the shareholders to serve as chairman at the meeting. The chairman shall appoint any persons he deems required or appropriate to assist with the meeting.

     Section 2.10 Adjournments. Whether or not a quorum is present to organize a meeting, any meeting of shareholders (including an adjourned meeting) may be adjourned by the holders of a majority of the voting shares represented at the meeting to reconvene at a specific time and place, but no later than 120 days after the date fixed for the original meeting unless the requirements of the Act concerning the selection of a new record date have been met. At any reconvened meeting within that time period, any business may be transacted that could have been transacted at the meeting that was adjourned. If notice of the adjourned meeting was properly given, it shall not be necessary to give any notice of the reconvened meeting or of the business to be transacted, if the date, time and place of the reconvened meeting are announced at the meeting that was adjourned and before adjournment; provided, however, that if a new record date is or must be fixed, notice of the reconvened meeting must be given to persons who are shareholders as of the new record date.

     Section 2.11 Matters to be Acted Upon at Shareholder Meetings. (a) At a meeting of shareholders, only such business shall be conducted, and only such proposals shall be acted upon, as shall have been brought before the meeting (i) by, or at the discretion of the Board of Directors, or (ii) by any shareholders of the Corporation who comply with the notice procedures set forth in this Article Two, unless the Corporation is subject to the requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), in which case the shareholders must comply with the requirements of Rule 14a-8 under the 1934 Act.

     (b) For a proposal to be properly brought before a meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a shareholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than 90 days prior to the scheduled meeting, regardless of any postponements, deferrals, or adjournments of that meeting to a later date.

     (c) A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting (i) a brief description of the proposal desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address, as they appear on the Corporation's books, of the shareholder proposing such business and any other shareholders known by such shareholder to be supporting such proposal, (iii) the class and number of shares of the Corporation's stock that are beneficially owned by the shareholder on the date of such shareholder notice and by any other shareholders known by such shareholder to be supporting such proposal on the date of such shareholder notice, and (iv) any financial interest of the shareholder in such proposal.

     (d) The presiding officer of the meeting shall determine and declare at the meeting whether the shareholder proposal was made in accordance with the terms of this Article Two. If the presiding officer determines that a shareholder proposal was not made in accordance with the terms of this Article Two, he shall so declare at the meeting and any such proposal shall not be acted upon at the meeting.

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     (e) This provision shall not prevent the consideration and approval or disapproval at the meeting of reports of officers, directors and committees of the Board of Directors, but in connection with such reports, no new business shall be acted upon at such meeting unless stated, filed and received as herein provided.

                                 ARTICLE THREE

                             THE BOARD OF DIRECTORS

     Section 3.1 General Powers. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, the Board of Directors. In addition to the powers and authority expressly conferred upon it by these Bylaws, the Board of Directors may exercise all powers of the Corporation and do all lawful acts and things that are not by law, by any legal agreement among shareholders, by the Articles of Incorporation or by these Bylaws directed or required to be exercised or done by the shareholders.

     Section 3.2 Number, Election, Term of Office and Removal. (a) The number of directors of the Corporation shall be fixed by resolution of the Board of Directors from time to time, so long as such number is in accordance with the requirements set forth in the Articles of Incorporation.

     (b) The election, term of office and provisions for removal of directors shall be as set forth in Article VII of the Articles of Incorporation .

     Section 3.3 Vacancies. A vacancy occurring in the Board of Directors, including a vacancy resulting from an increase in the number of directors, shall be filled by an affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Directors, or by the shareholders for the unexpired term. If the vacant office was held by a director elected by a voting group, only the holders of shares of that voting group or the remaining directors elected by that voting group are entitled to vote to fill the vacancy.

     Section 3.4 Compensation. Unless the Articles of Incorporation provide otherwise, the Board of Directors may determine from time to time the compensation, if any, directors may receive for their services as directors. A director may also serve the Corporation in a capacity other than that of director and receive compensation, as determined by the Board of Directors, for services rendered in any other capacity.

                                  ARTICLE FOUR

                       MEETINGS OF THE BOARD OF DIRECTORS

     Section 4.1 Regular Meetings. Regular meetings of the Board of Directors shall be held immediately after the annual meeting of shareholders or a special meeting in lieu of the annual meeting. In addition, the Board of Directors may schedule other meetings to occur at regular intervals throughout the year.

     Section 4.2 Special Meetings. Special meetings of the Board of Directors may be called by or at the request of the Chairman of the Board or the President or by any two directors in office at that time.

     Section 4.3 Place of Meetings. Directors may hold their meetings at any place within or without the State of Florida as the Board of Directors may from time to time establish for regular meetings or as set forth in the notice of special meetings or, in the event of a meeting held pursuant to waiver of notice, as set forth in the waiver.

     Section 4.4 Notice of Meetings. No notice shall be required for any regularly scheduled meeting of the directors. Unless waived as contemplated in
Section 5.2, each director shall be given at least one day's notice (as set forth in Section 5.1) of each special meeting stating the date, time and place of the meeting.

     Section 4.5 Quorum. Unless a greater number is required by the Articles of Incorporation, these Bylaws or the Act, a quorum of the Board of Directors consists of a majority of the total number of directors that has been prescribed by resolution of the Board of Directors pursuant to Section 3.2.

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     Section 4.6 Vote Required for Action.  (a) If a quorum is present when a vote is taken, the affirmative vote of a majority of directors present is the act of the Board of Directors unless the Act, the Articles of Incorporation or these Bylaws require the vote of a greater number of directors.

     (b) A director who is present at a meeting of the Board of Directors or a committee of the Board of Directors when corporate action is taken is deemed to have assented to the action taken unless:

          (i) He objects at the beginning of the meeting (or promptly upon his arrival) to holding it or transacting business at the meeting;

          (ii) He votes or abstains from the action.

     The right of dissent or abstention is not available to a director who votes in favor of the action taken.

     Section 4.7 Participation by Conference Telephone. Any or all directors may participate in a meeting of the Board of Directors or of a committee of the Board of Directors through the use of any means of communication by which all directors participating may simultaneously hear each other during the meeting.

     Section 4.8 Action by Directors Without a Meeting. Unless the Articles of Incorporation or these Bylaws provide otherwise, any action required or permitted to be taken at any meeting of the Board of Directors or any action that may be taken at a meeting of a committee of the Board of Directors may be taken without a meeting if the action is taken by all the members of the Board of Directors (or of the committee as the case may be). The action must be evidenced by one or more written consents describing the action taken, signed by each director (or each director serving on the committee, as the case may be), and delivered to the Corporation for inclusion in the minutes or filing with the corporate records.

     Section 4.9 Adjournments. Whether or not a quorum is present to organize a meeting, any meeting of directors (including an adjourned meeting) may be adjourned by a majority of the directors present, to reconvene at a specific time and place. At any reconvened meeting any business may be transacted that could have been transacted at the meeting that was adjourned. If notice of the adjourned meeting was properly given, it shall not be necessary to give any notice of the reconvened meeting or of the business to be transacted, if the date, time and place of the reconvened meeting are announced at the meeting that was adjourned.

     Section 4.10 Committees of the Board of Directors. (a) The Board of Directors by resolution shall designate from among its members an audit committee and a compensation committee and may designate from among its members an executive committee and one or more other committees, each consisting of one or more directors all of whom serve at the pleasure of the Board of Directors. Except as limited by this Section 4.10 and the Act, each committee shall have the authority set forth in the resolution establishing such committee. The provisions of this Article Four as to the Board of Directors and its deliberations shall be applicable to any committee of the Board of Directors.

     (b) The Audit Committee of the Board of Directors shall have the responsibility to oversee the auditing procedures of the Corporation, receive and accept the reports of the Corporation's internal systems of accounting and management controls and make recommendations to the full Board of Directors as to the selection and appointment of auditors for the Corporation. The Audit Committee shall be responsible for maintaining minutes and records of all meetings and actions taken by such committee. In addition, the Audit Committee shall perform whatever duties and have whatever powers the Board of Directors may from time to time assign.

     (c) The Compensation Committee of the Board of Directors shall have the responsibility to make relevant compensation decisions of the Company and such additional matters as may be prescribed by the Board of Directors from time to time. The Compensation Committee shall be responsible for maintaining minutes and records of all meetings and actions taken by such committee.

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                                  ARTICLE FIVE

          MANNER OF NOTICE AND WAIVER AS TO SHAREHOLDERS AND DIRECTORS

     Section 5.1 Procedure. Whenever these Bylaws require notice to be given to any shareholder or director, the notice shall be given in accordance with this
Section 5.1. Any notice to directors may be written or oral. Notice may be communicated in person; by telephone, telecopy, telegraph, teletype or other form of wire or wireless communication; or by mail or private carrier. If these forms of personal notice are impracticable, notice may be communicated by a newspaper of general circulation in the area where published, or by radio, television or other form of public broadcast communication. Written notice to the shareholders, if in a comprehensible form, is effective when mailed, if mailed with postage prepaid and correctly addressed to the shareholder's address shown in the Corporation's current record of shareholders. Except as provided above, written notice, if in a comprehensible form, is effective at the earliest date of the following:

          (a) When received by the addressee;

          (b) Five days after its deposit in the United States mail, as evidenced by the postmark, if mailed with postage prepaid and correctly addressed; or

          (c) On the date shown on the return receipt, if sent by registered or certified mail, return receipt requested, and the receipt is signed by or on behalf of the addressee.

Oral notice is effective when communicated if communicated directly to the person being notified in a comprehensible manner and reasonable under the circumstances.

In calculating time periods for notice, when a period of time measured in days, weeks, months, years or other measurement of time is prescribed for the exercise of any privilege or the discharge of any duty, the first day shall not be counted but the last day shall be counted.

     Section 5.2 Waiver. (a) A shareholder may waive any notice before or after the date and time stated in the notice. Except as provided below in subsection 5.2(b), the waiver must be in writing, be signed by the shareholder entitled to the notice, and be delivered to the Corporation for inclusion in the minutes or filing with the corporate records.

     (b) A shareholder's attendance at a meeting (i) waives objection to lack of notice or defective notice of the meeting, unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting; or (ii) waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder objects to considering the matter when it is presented.

     (c) A director may waive any notice before or after the date and time stated in the notice. Except as provided below in subsection 5.2(d), the waiver must be in writing, signed by the director entitled to the notice, and delivered to the Corporation for inclusion in the minutes or filing with the corporate records.

     (d) A director's attendance at or participation in a meeting waives any required notice to him of the meeting unless the director at the beginning of the meeting (or promptly upon his arrival) objects to holding the meeting or transacting business at the meeting because the meeting is not lawfully called or convened.

                                  ARTICLE SIX

                                    OFFICERS

     Section 6.1 Number. The officers of the Corporation shall consist of a Chairman of the Board, a President, one or more Vice Presidents, a Secretary and a Treasurer and any other officers as may be appointed by the Board of Directors. The Board of Directors shall from time to time create and establish the duties of the other officers. Any two or more offices may be held by the same person.

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     Section 6.2 Election and Term.  All officers shall be appointed by the
Board of Directors and shall serve at the pleasure of the Board of Directors. All officers may be removed with or without cause by the Board of Directors.

     Section 6.3 Compensation. The compensation of all officers of the Corporation shall be fixed by the Board of Directors.

     Section 6.4 Chairman of the Board. The Chairman of the Board shall serve as a non-executive officer of the Corporation, shall preside at each meeting of the shareholders and of the Board of Directors and shall perform all duties incident to the office of Chairman of the Board and such other duties and have such other powers as the Board of Directors may from time to time assign. The Chairman of the Board shall have no responsibility for the day to day affairs and business of the Corporation.

     Section 6.5 President. The President shall be the chief executive officer, and principal executive officer, of the Corporation and shall have general supervision of the business of the Corporation. The President shall have authority to execute bonds, mortgages and other contracts requiring a seal, under the seal of the Corporation; he shall have power to endorse, when sold, assigned, transferred or otherwise disposed of by the Corporation, all certificates for shares, bonds or other securities or evidences of indebtedness issued by other corporations, associations, trusts, whether public or private, or by any other government or agency thereof, and owned or held by the Corporation and to make, execute and deliver all instruments or assignments or transfers of any such stocks, bonds or other securities. The President shall perform whatever duties and have whatever powers the Board of Directors may from time to time assign.

     Section 6.6 Vice Presidents. In the absence or disability of the President, or at the direction of the President, a Vice President (including any Executive Vice President or Senior Vice President), or any other duly appointed officer shall perform the duties and exercise the powers of the President, as the case may be. If the Corporation has more than one Vice President, the one designated by the Board of Directors shall act in lieu of the President, as the case may be. Each Executive Vice President shall have authority to execute bonds, mortgages and other contracts requiring a seal, under the seal of the Corporation; he shall have power to endorse, when sold, assigned, transferred or otherwise disposed of by the Corporation, all certificates for shares, bonds or other securities or evidences of indebtedness issued by other corporations, associations, trusts, whether public or private, or by any other government or agency thereof, and owned or held by the Corporation and to make, execute and deliver all instruments or assignments or transfers of any such stocks, bonds or other securities. Vice Presidents shall perform whatever duties and have whatever powers the Board of Directors may from time to time assign.

     Section 6.7 Secretary. The Secretary shall be responsible for preparing minutes of the acts and proceedings of all meetings of the shareholders and of the Board of Directors and any committees thereof. He shall have authority to give all notices required by law or these Bylaws. He shall be responsible for the custody of the corporate books, records, contracts and other documents. The Secretary may affix the corporate seal to any lawfully executed documents and shall sign any instruments as may require his signature. The Secretary shall authenticate records of the Corporation. The Secretary shall perform whatever additional duties and have whatever additional powers the Board of Directors may from time to time assign. In the absence or disability of the Secretary or at the direction of the President, any assistant secretary may perform the duties and exercise the powers of the Secretary.

     Section 6.8 Treasurer. The Treasurer shall be responsible for the custody of all funds and securities belonging to the Corporation and for the receipt, deposit or disbursement of funds and securities under the direction of the Board of Directors. The Treasurer shall cause to be maintained full and true accounts of all receipts and disbursements and shall make reports of the same to the Board of Directors and the President upon request. The Treasurer shall perform all duties as may be assigned to him from time to time by the Board of Directors.

     Section 6.9 Bonds. The Board of Directors by resolution may require any or all of the officers, agents or employees of the Corporation to give bonds to the Corporation, with sufficient surety or sureties,

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

conditioned on the faithful performance of the duties of their respective offices or positions, and to comply with any other conditions as from time to time may be required by the Board of Directors.

                                 ARTICLE SEVEN

                                     SHARES

     Section 7.1 Share Certificates. The interest of each shareholder in the Corporation shall be evidenced by a certificate or certificates representing shares of the Corporation which shall be in such form as the Board of Directors from time to time may adopt. Share certificates shall be numbered consecutively, shall be in registered form, shall indicate the date of issuance, the name of the Corporation and that it is organized under the laws of the State of Florida, the name of the shareholder, and the number and class of shares and the designation of the series, if any, represented by the certificate. Each certificate shall be signed by any two of the President, a Vice President, the Secretary or the Treasurer. The corporate seal need not be affixed.

     Section 7.2 Rights of Corporation With Respect to Registered Owners. Prior to due presentation for transfer of registration of its shares, the Corporation may treat the registered owner of the shares as the person exclusively entitled to vote the shares, to receive any share dividend or distribution with respect to the shares, and for all other purposes; and the Corporation shall not be bound to recognize any equitable or other claim to or interest in the shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

     Section 7.3 Transfers of Shares. Transfers of shares shall be made upon the transfer books of the Corporation, kept at the office of the transfer agent designated to transfer the shares, only upon direction of the person named in the certificate, or by an attorney lawfully constituted in writing; and before a new certificate is issued, the old certificate shall be surrendered for cancellation or, in the case of a certificate alleged to have been lost, stolen or destroyed, the requirements of Section 7.5 of these Bylaws shall have been met.

     Section 7.4 Duty of Corporation to Register Transfer. Notwithstanding any of the provisions of Section 7.3 of these Bylaws, the Corporation is under a duty to register the transfer of its shares only if:

          (a) the certificate is endorsed by the appropriate person or persons;

          (b) reasonable assurance is given that the endorsement or affidavit is genuine and effective;

          (c) the Corporation either has no duty to inquire into adverse claims or has discharged that duty;

          (d) the requirements of any applicable law relating to the collection of taxes have been met; and

          (e) the transfer in fact is rightful or is to a bona fide purchaser.

     Section 7.5 Lost, Stolen or Destroyed Certificates. Any person claiming a share certificate to be lost, stolen or destroyed shall make an affidavit or affirmation of the fact in the manner required by the Board of Directors and, if the Board of Directors requires, shall give the Corporation a bond of indemnity in form and amount, and with one or more sureties satisfactory to the Board of Directors, as the Board of Directors may require, whereupon an appropriate new certificate may be issued in lieu of the one alleged to have been lost, stolen or destroyed.

     Section 7.6 Fixing of Record Date With Regard to Shareholder Action. For the purpose of determining shareholders entitled to notice of a shareholders' meeting, to demand a special meeting, to vote, or to take any other action, the Board of Directors may fix a future date as the record date, which date shall be not more than seventy (70) days prior to the date on which the particular action, requiring a determination of shareholders, is to be taken. A determination of shareholders entitled to notice of or to vote at a shareholders' meeting is effective for any adjournment of the meeting unless the Board of Directors fixes a new record date, which it must do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting. If no record date is fixed by the Board of Directors, the record date shall be determined in accordance with the provisions of the Act.

                                 ARTICLE EIGHT

                                INDEMNIFICATION

     Section 8.1 Definitions.  As used in this Article, the term:

          (a) "Corporation" includes, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, officer, employee or agent of a constituent corporation, or is or was serving at the request of a constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise is in the same position under this Section with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

          (b) "Director" or "officer" means an individual who is or was a director or board-elected officer, respectively, of the Corporation or who, while a director or officer of the Corporation, is or was serving at the Corporation's request as a director, officer, partner, trustee, employee, or agent of another domestic or foreign corporation, partnership, joint venture, trust, employee benefit plan, or other entity. A director or officer is considered to be serving an employee benefit plan at the Corporation's request if his or her duties to the Corporation also impose duties on, or otherwise involve services by, the director or officer to the plan or to participants in or beneficiaries of the plan. "Director" or "officer" includes, unless the context otherwise requires, the estate or personal representative of a director or officer.

          (c) "Expenses" includes counsel fees, including those for appeal.

          (d) "Liability" includes the obligations to pay a judgment, settlement, penalty, fine (including an excise tax assessed with respect to an employee benefit plan) and expenses actually and reasonably incurred with respect to a proceeding.

          (e) "Official capacity" means:

             (i) When used with respect to a director, the office of director in the Corporation; and

             (ii) When used with respect to an officer, the office in the Corporation held by the officer.

          Official capacity does not include service for any other domestic or foreign corporation or any partnership, joint venture, trust, employee benefit plan or other entity.

          (f) "Party" includes an individual who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

          (g) "Proceeding" includes any threatened, pending or completed action, suit or other type of proceeding, whether civil, criminal, administrative, arbitrative or investigative and whether formal or informal.

          (h) "Reviewing Party" shall mean the person or persons making the entitlement determination pursuant to Section 8.5 of this Article, and shall not include a court making any determination under this Article or otherwise.

     Section 8.2 Basic Indemnification Arrangement. (a) Except as provided in subsections 8.2(e), 8.2(f) or Section 8.7 below, the Corporation shall indemnify an individual who is a party to a proceeding because he or she is or was a director against liability incurred in the proceeding if:

          (i) Such individual acted in good faith;

          (ii) Such individual reasonably believed:

             (A) In the case of conduct in his or her official capacity, that such conduct was in the best interests of the Corporation; and

             (B) In all other cases, that such conduct was at least not opposed to the best interests of the Corporation; and

          (iii) With respect to any criminal action or proceeding, such individual had no reasonable cause to believe his or her conduct was unlawful.

     (b) A director's conduct with respect to an employee benefit plan for a purpose he or she believed in good faith to be in the interests of the participants in and beneficiaries of the plan is conduct that satisfies the requirement of subsection 8.2(a)(ii)(B) above.

     (c) The termination of a proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent is not, of itself, determinative that the director, officer, employee or agent did not meet the standard of conduct described in subsection 8.2(a) above.

     (d) In the case of a proceeding by or in the right of the Corporation, the indemnification of a director shall be limited to reasonable expenses, penalties, fines (including an excise tax assessed with respect to an employee benefit plan) and amounts paid in settlement incurred in connection with the proceeding, if it is determined that the director has met the relevant standard of conduct described in subsection 8.2(a) above. Such amount is not to exceed, in the judgment of the Board of Directors, the expenses of litigating the proceeding to conclusion, actually and reasonably incurred in connection with the defense or settlement of such proceeding, including any appeal thereof.

     (e) Notwithstanding any other provision of this Article, no person shall be entitled to indemnification or advance for expenses hereunder with respect to any proceeding or claim brought or made by him or her against the Corporation, other than a proceeding or claim seeking or defending such person's right to indemnification or advancement of expenses pursuant to Section 8.4 hereof or otherwise.

     (f) If any person is entitled under any provision of this Article to indemnification by the Corporation for some portion of liability incurred by him or her, but not the total amount thereof, the Corporation shall indemnify such person for the portion of such liability to which he or she is entitled.

     (g) The Corporation shall indemnify a director, officer, employee or agent who was successful on the merits or otherwise in the defense of any proceeding to which he or she was a party because he or she was a director, officer, employee or agent of the Corporation against expenses actually and reasonably incurred by the director, officer, employee or agent in connection therewith.

     Section 8.3 Advances for Expenses. (a) The Corporation shall, before final disposition of a proceeding, advance funds to pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding because he or she is a director if he or she delivers to the Corporation a written undertaking (meeting the qualifications set forth below in subsection 8.3(b)) to repay such amount if he or she is ultimately found not to be entitled to indemnification by the Corporation pursuant to this Article or the Act.

     (b) The undertaking required by subsection 8.3(a) above must be an unlimited general obligation of the proposed indemnitee but need not be secured and shall be accepted without reference to the financial ability of the proposed indemnitee to make repayment. If a director, officer, employee or agent seeks to enforce his or her rights to indemnification in a court pursuant to Section 8.4 below, such undertaking to repay shall not be applicable or enforceable unless and until there is a final court determination that he or she is not entitled to indemnification, as to which all rights of appeal have been exhausted or have expired.

     Section 8.4 Court-Ordered Indemnification and Advances for Expenses. (a) A director, officer, employee or agent who is a party to a proceeding because he or she is a director or officer may apply for indemnification or advance for expenses to the court conducting the proceeding, to the circuit court or to another court of competent jurisdiction. For purposes of this Article, the Corporation hereby consents to personal jurisdiction and venue in any court in which is pending a proceeding to which a director or officer is a party. Regardless of any determination by the reviewing party that the proposed indemnitee is not entitled to indemnification or as to the reasonableness of expenses, and regardless of any failure by the reviewing party to make a determination as to such entitlement or the reasonableness of expenses, such court's review shall be a de novo review. After receipt of an application and after giving any notice it considers necessary, the court may order indemnification or advancement of expenses, including expenses incurred in seeking court ordered indemnification or advancement of expenses, if it determines that:

          (i) The director, officer, employee or agent is entitled to mandatory indemnification pursuant to subsection 8.2(g) above; or

          (ii) In view of all the relevant circumstances, it is fair and reasonable to indemnify the director, officer, employee or agent, or to advance expenses to the director, officer, employee or agent even if the individual has not met the relevant standard of conduct, failed to comply with the requirements for advance of expenses, or was adjudged liable in a proceeding referred to in subsection 8.2(d) above (in which case any court-ordered indemnification need not be limited to reasonable expenses incurred by the indemnitee but may include expenses, penalties, fines, judgments, amounts paid in settlement and any other amounts ordered by the court to be indemnified).

     (b) If the court determines that the director, officer, employee or agent is entitled to indemnification or advance for expenses, the Corporation shall pay the director's, officer's, employee's or agent's reasonable expenses to obtain court-ordered indemnification or advance of expenses.

     Section 8.5 Authorization of and Determination of Entitlement to Indemnification. (a) The Corporation acknowledges that indemnification of a director under Section 8.2 has been preauthorized by the Corporation. Nevertheless, the Corporation shall not indemnify a director under Section 8.2 unless a determination has been made for the specific proceeding that indemnification of the director is permissible in the circumstances because he or she has met the relevant standard of conduct set forth in subsection 8.2(a); provided, however, that no entitlement decision need be made prior to the advance of expenses and that, regardless of the result or absence of any such determination, the Corporation shall make any indemnification mandated by subsection 8.2(g) above.

     (b) The determination referred to in subsection 8.5(a) above shall be made as follows:

          (i) By the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such proceeding;

          (ii) If such quorum is not obtainable or, even if obtainable, by majority vote of a committee duly designated by the Board of Directors (in which directors who are parties may participate) consisting solely of two or more directors not at the time parties to the proceeding;

          (iii) By independent legal counsel:

             (A) Selected by the Board of Directors in the manner prescribed in paragraph (i) of this subsection 8.5(b) or the committee prescribed in paragraph (ii) of this subsection 8.5(b); or

             (B) If a quorum of the directors cannot be obtained for paragraph
        (i) of this subsection 8.5(b) and the committee cannot be designated under paragraph (ii) of this subsection 8.5(b), selected by majority vote of the full Board of Directors (in which directors who are parties may participate); or

          (iv) By the shareholders of the Corporation by a majority vote of a quorum consisting of shareholders who were not parties to such proceeding or, if no such quorum is obtainable, by a majority vote of shareholders who were not parties to such proceeding.

     (c) As acknowledged above, the Corporation has pre-authorized the indemnification of directors hereunder, subject to a determination for a specific proceeding that the director met the relevant standard of conduct under subsection 8.2(a). Consequently, no further decision need or shall be made on a case-by-case basis as to the authorization of the Corporation's indemnification of directors hereunder. Nevertheless, except as set forth in subsection 8.5(d) below, evaluation as to reasonableness of expenses of a director for a specific proceeding shall be made in the same manner as the determination that indemnification is permissible, as described in subsection 8.5(b) above, except that if the determination is made by special legal counsel, evaluation as to reasonableness of expenses shall be made by those specified in subsection 8.5(b)(iii).

     (d) Notwithstanding the requirement under subsection 8.5(c) that the reviewing party evaluate the reasonableness of expenses claimed by the proposed indemnitee, any expenses claimed by the proposed indemnitee shall be deemed reasonable if the reviewing party fails to make the evaluation required by subsection 8.5(c) within sixty (60) days following the proposed indemnitee's written request for indemnification or advance for expenses.

     Section 8.6 Indemnification of Officers, Employees and Agents. The Corporation may, subject to authorization in the specific case, indemnify and advance expenses under this Article to an officer, employee or agent of the Corporation, who is not a director, to the same extent as to a director, or to any lesser extent (or greater extent if permitted by law) determined by the Board of Directors, in each case consistent with public policy and subject to the limitations described in Section 8.7. In addition, no advancement or reimbursement of expenses to officers, employees or agents in accordance with the foregoing sentence shall be made unless the proposed indemnitee furnishes the Corporation a written affirmation of his or her good faith belief that he or she has met the standard of conduct set forth in Section 607.0850 of the Act and that his or her conduct does not constitute behavior that would result in liability of the kind described in Section 8.7 below, and that he or she furnishes the Corporation a written undertaking, executed personally or on his or her behalf, to repay any advances if it is ultimately determined that he or she is not entitled to indemnification under this Article or Section 607.0850 of the Act.

     Section 8.7 Limits on Indemnification. Regardless of whether a proposed indemnitee has met the relevant standard of conduct set forth in Section 8.2, indemnification or advancement of expenses shall not be made to any director, officer, employee or agent if a judgment or other final adjudication establishes that his actions, or omissions to act, were material to the cause of action so adjudicated and constitute:

          (a) A violation of the criminal law, unless the director, officer, employee or agent had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful;

          (b) A transaction from which the director, officer, employee or agent derived an improper personal benefit;

          (c) In the case of a director, a circumstance under which the liability provisions of Section 607.0834 of the Act are applicable; or

          (d) Willful misconduct or a conscious disregard for the best interests of the Corporation in a proceeding by or in the right of the Corporation to procure a judgment in its favor or in a proceeding by or in the right of a shareholder.

     Section 8.8 Liability Insurance. The Corporation may purchase and maintain insurance on behalf of an individual who is or was a director, officer, employee or agent of the Corporation or who is, or was, serving at the Corporation's request as a director, officer, employee or agent of another domestic or foreign corporation, partnership, joint venture, trust, employee benefit plan, or other entity against any liability asserted against or incurred by him or her in any such capacity or arising out of his or her status as a director, officer, employee, or agent, whether or not the Corporation would have power to indemnify him or her against such liability under the provisions of this Article or the Act.

     Section 8.9 Witness Fees. Nothing in this Article shall limit the Corporation's power to pay or reimburse expenses incurred by a person in connection with his or her appearance as a witness in a proceeding at a time when he or she is not a party.

     Section 8.10 Report to Shareholders. To the extent and in the manner required by the Act from time to time, if the Corporation indemnifies or advances expenses to a director, officer, employee or agent in connection with a proceeding by or in the right of the Corporation, the Corporation shall report the indemnification or advance to the shareholders.

     Section 8.11 Security for Indemnification Obligations. The Corporation may at any time and in any manner, at the discretion of the Board of Directors, secure the Corporation's obligations to indemnify or advance expenses to a person pursuant to this Article.

     Section 8.12 No Duplication of Payments. The Corporation shall not be liable under this Article to make any payment to a person hereunder to the extent such person has otherwise actually received payment (under any insurance policy, agreement or otherwise) of the amounts otherwise payable hereunder.

     Section 8.13 Subrogation. In the event of payment under this Article, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Corporation effectively to bring suit to enforce such rights.

     Section 8.14 Contract Rights. The right to indemnification and advancement of expenses conferred hereunder to directors shall be a contract right and shall not be affected adversely with respect to any director by any amendment of these bylaws with respect to any action or inaction occurring prior to such amendment; provided, however, that this provision shall not confer upon any indemnitee or potential indemnitee (in his or her capacity as such) the right to consent or object to any subsequent amendment of these bylaws.

     Section 8.15 Specific Performance. In any proceeding brought by or on behalf of a director, officer, employee or agent to enforce specifically the provisions of this Article, the Corporation hereby waives the claim or defense therein that the plaintiff or claimant has an adequate remedy at law, and the Corporation shall not urge in any such proceeding the claim or defense that such remedy at law exists. The provisions of this Section 8.15, however, shall not prevent the director, officer, employee or agent from seeking a remedy at law in connection with any breach of the provisions of this Article.

     Section 8.16 Non-exclusivity, Etc. The rights of a director, officer, employee or agent hereunder shall be in addition to any other rights with respect to indemnification, advancement of expenses or otherwise that he or she may have under contract or the Act or otherwise.

     Section 8.17 Amendments. It is the intent of the Corporation to indemnify and advance expenses to its directors and officers at least to the full extent that a Florida business corporation may, without shareholder approval, indemnify or advance expenses to its directors under the Act, as amended from time to time. To the extent that the Act is hereafter amended to permit a Florida business corporation, without the need for shareholder approval, to provide to its directors greater rights to indemnification or advances for expenses than those specifically set forth hereinabove, this Article shall be deemed amended to require such greater indemnification or more liberal advances for expenses to the Corporation's directors and officers, in each case consistent with the Act as so amended from time to time. No amendment, modification or rescission of this Article, or any provision hereof, the effect of which would diminish the rights to indemnification or advancement of expenses as set forth herein shall be effective as to any person with respect to any action taken or omitted by such person prior to such amendment, modification or rescission.

     Section 8.18 Severability. To the extent that the provisions of this Article are held to be inconsistent with the provisions of Section 607.0850 of the Act, such provisions of such Act shall govern. In the event that any of the provisions of this Article (including any provision within a single section, subsection, division or sentence) is held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, the remaining provisions of this Article shall remain enforceable to the fullest extent permitted by law.

                                  ARTICLE NINE

                     CONTRACTS, CHECKS, BANK ACCOUNTS, ETC.

     Section 9.1 Contracts, etc., How Executed. The Board of Directors may authorize any officer or officers or agent or agents to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances and if the Board of Directors so provides may be delegated by the person so authorized; and, unless so authorized by the Board of Directors or these Bylaws, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable pecuniarily for any purpose or to any amount.

     Section 9.2 Loans. No loan shall be contracted on behalf of the Corporation, and no negotiable paper shall be issued in its name, unless (i) authorized by the Board of Directors and (ii) all necessary consents as may be required under the Articles of Incorporation have been obtained. When so authorized, the President or a Vice President or the Treasurer may effect loans and advances at any time for the Corporation from any bank, trust company or other institution or from any firm, corporation or individual, and for such loans and advances the President or a Vice President or the Treasurer shall make, execute and deliver, with the counter-signature, unless otherwise authorized by the Board of Directors, of the Secretary or an Assistant Secretary, bonds, debentures, promissory notes or other evidences of indebtedness of the Corporation and, when authorized as aforesaid, as security for the payment of any and all loans, advances, indebtedness and liabilities of the Corporation, may mortgage, pledge, hypothecate or transfer any real or personal property at any time held by the Corporation and to that end execute and deliver instruments of mortgage or pledge or otherwise transfer such property. Any authority so granted by the Board of Directors may be general or confined to specific instances, and if the Board of Directors so provides, may be delegated by the person so authorized.

     Section 9.3 Checks, Drafts, etc. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, or agent or agents, as shall from time to time be determined by resolution of the Board of Directors or authorized in these Bylaws.

     Section 9.4 Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation or otherwise as the President or any other officer or officers authorized by the Board of Directors shall direct in such banks, trust companies or other depositories as may be selected by the President or any other officer or officers or agents or agents to whom power in that respect shall have been delegated by the Board of Directors. For the purpose of deposit and for the purpose of collection for the account of the Corporation, checks, drafts and other orders for the payment of money which are payable to the order of the Corporation may be endorsed, assigned and delivered by such officer or officers or agent or agents as shall be determined by the President or any other officer or officers designated by the Board of Directors.

     Section 9.5 General and Special Bank Accounts. The Board of Directors or the President, the Treasurer, or any other officer or officers designated by the Board of Directors may from time to time authorize the opening and keeping of general and special bank accounts with such banks, trust companies or other depositories as may be selected by the Board of Directors. The Board of Directors may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient.

                                  ARTICLE TEN

                                 MISCELLANEOUS

     Section 10.1 Inspection of Books and Records. The Board of Directors shall have power to determine which accounts, books and records of the Corporation shall be open to the inspection of shareholders, except those as may by law specifically be made open to inspection, and shall have power to fix reasonable rules and regulations not in conflict with the applicable law for the inspection of accounts, books and records which by law or by determination of the Board of Directors shall be open to inspection.

     Section 10.2 Fiscal Year. The Board of Directors is authorized to fix the fiscal year of the Corporation and to change the same from time to time as it deems appropriate.

     Section 10.3 Corporate Seal. If the Board of Directors determines that there should be a corporate seal for the Corporation, it shall be in the form as the Board of Directors may from time to time determine.

     Section 10.4 Annual Financial Statements. In accordance with the Act, the Corporation shall prepare and provide to shareholders such financial statements as may be required by the Act.

     Section 10.5 Conflict With Articles of Incorporation. In the event that any provision of these Bylaws conflicts with any provision of the Articles of Incorporation, the Articles of Incorporation shall govern.

                                 ARTICLE ELEVEN

                                   AMENDMENTS

     Section 11.1 Power to Amend Bylaws. Subject to the voting requirements set forth in the Articles of Incorporation and Section 2.6 herein, the Board of Directors shall have power to alter, amend or repeal these Bylaws or adopt new Bylaws, but any Bylaws adopted by the Board of Directors may be altered, amended or repealed, and new Bylaws adopted, by the shareholders. The shareholders may prescribe by expressing in the action they take in adopting or amending any Bylaw or Bylaws that the Bylaw or Bylaws so adopted or amended shall not be altered, amended or repealed by the Board of Directors.